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                                                                   EXHIBIT 10.12

                        AUGUST MANAGEMENT, INCORPORATED
                         INDUSTRIAL REAL ESTATE LEASE


ARTICLE ONE:  BASIC TERMS

     This Article One contains the Basic Terms of this Lease (the "Lease") between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to read in conjunction with the Basic Terms.

     Section 1.01.  Date of Lease.  May 4, 1990

     Section 1.02. Landlord. August Properties Fund 82 and August Properties Fund III.
Address of Landlord: 2361 Campus Drive, Suite 204, Irvine, California 92715.

     Section 1.03.  Tenant.  DTM Corporation, a Texas corporation
Address of Tenant: 1611 Headway Circle, Building II, Austin, Texas 78754

     Section 1.04. Property. (Include street address, approximate square footage and description) 1611 Headway Circle, Building II (approximately 30,000 square feet). See Exhibit A attached hereto. The Property is part of a multi-tenant industrial/commercial real property development of Landlord, shown on an exhibit attached hereto and incorporated herein by this reference (the "Project"). The Project includes the land, the building(s) and all other improvements located thereon, and the common areas described in Paragraph 4.05(a) herein.

     Section 1.05. Lease Term. 7 years beginning on (see attached Addendum) or such other date as is specified in this Lease, and ending on (see attached Addendum).

     Section 1.06.  Permitted Uses.  (See Section 5.01).  See attached Addendum.

     Section 1.07.  Tenant's Guarantor.  (If none, so state) None.

     Section 1.08. Landlord's Broker. (See Article Fourteen) (If none, so state) Cushman & Wakefield of Texas, Inc. (Robert B. Wynn).

     Section 1.09.  Tenant's Broker.  (If none, so state) Carter King & Company.

     Section 1.10. Initial Security Deposit. (See Paragraph 3.03 and 13.03(c)). Twenty-Five Thousand and No/100 ($25,000.00) dollars.

     Section 1.11.  Vehicle Parking Space Allocated to Tenant. sixty (60).

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     Section 1.12.  Rent and Other Charges Payable by Tenant.

            (a)     BASE RENT.  See attached Addendum.

            (b) OTHER PERIODIC PAYMENTS. (i) Real Property Taxes above the "Base Real Property Taxes" (See Section 4.02); (ii) Utilities (See Section 4.03); (iii) Insurance Premiums above the "Base Premiums" (See Section 4.04);
(iv) Common Area Charges above the "Base Common Area Charges" (See Section 4.05); (v) Maintenance, Repairs and Alterations (See Article Six).

     Section 1.13.  Costs and Charges Payable by Landlord.

            (a)     BASE REAL PROPERTY TAXES.  (See Section 4.02),

            (b)     BASE INSURANCE PREMIUMS.  (See Section 4.04(c)),

            (c)     BASE COMMON AREA COSTS.  (See Section 4.05), and

            (d)     MAINTENANCE AND REPAIR.  (See Article Six).

     Section 1.14. Addendum. The following Addendum (Addenda) are attached to and made a part of this Lease: (If none, so state) Addendum attached.

ARTICLE TWO:  LEASE TERM

     Section 2.01. Lease of Property For Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provisions of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

     Section 2.02.  Intentionally omitted.

     Section 2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date with Landlord's prior consent, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

     Section 2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord

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thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by fifty-percent (50%).

ARTICLE THREE:  BASE RENT

     Section 3.01. Time and Manner of Payment. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand except as provided in Section 7.05 and Article Eight. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

     Section 3.02.  Intentionally omitted.

     Section 3.03.  Intentionally omitted.

     Section 3.04. Termination; Advance Payments. Within thirty (30) days after termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) has vacated the Property in the manner required by this Lease, an equitable adjustment shall be made concerning advance rent, accrued real property taxes, and any other advance payments made by Tenant to Landlord.

ARTICLE FOUR:  OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. Additional Rent. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.02. Real Property Taxes. (a) Payment of Taxes. Landlord shall pay the "Base Real Property Taxes" on the Property during the Lease Term. Base Real Property Taxes are real property taxes applicable to the Property as shown on the tax bill for the most recent tax fiscal year ending prior to the Commencement Date. However, if the structures on the Property are not completed by the tax lien date of such tax fiscal year, the Base Real Property Taxes are the taxes shown on the first tax bill showing the full assessed value of the Property after completion of the structures. Tenant shall pay Landlord the amount, if any, by which the real property taxes during the Lease Term exceed the Base Real Property Taxes. Subject to Paragraph 4.02(c), Tenant shall make such payments within thirty (30) days after receipt of Landlord's statement showing the amount and computation of such increase.

          (b) Definition of "Real Property Tax." "Real property tax" means general real property and improvement taxes including but not limited to: (i) any fees, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any


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taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other service provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change in ownership or transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee in addition to or in substitution, partially or totally, of any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal, state or local income, franchise, inheritance or estate taxes. See attached Addendum.

          (c) Joint Assessment. If the Property is not separately assessed, Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) shall be determined from the assessor's worksheets or other reasonably available information. Subject to Section 4.05(e), Landlord shall make a reasonable determination of Tenant's proportionate share of such real property tax and Tenant shall pay such share to Landlord within thirty (30) days after receipt of Landlord's written statement.

          (d)  Personal Property Taxes.

               (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

               (ii) To the extent not included as "real property tax," Tenant shall pay all taxes on the value of any lease-hold improvements, alterations or additions made in or to the Property, regardless of whether title to such improvements, alterations or additions shall be in the name of Landlord or Tenant.

               (iii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within thirty (30) days after Tenant receives a written statement from Landlord for such personal property taxes.

          (e) Tenant's Right to Contest Taxes: Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any reasonable costs or fees incurred by Landlord. Upon the final determination of any proceedings or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for non payment of such taxes if Tenant deposits funds with Landlord or opens an interest bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The


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deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property from being sold under a "tax sale" or similar enforcement proceedings.

     Section 4.03. Utilities: Tenant shall pay, directly to the appropriate supplier, when due, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property, together with any taxes thereon from and after delivery of possession of the Property. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the property, and no such failure or interruptions entitle Tenant to terminate the Lease or to abate payment of any portion of the rent due hereunder, except as is otherwise provided in the attached Addendum.

     Section 4.04.  Insurance Premiums:

          (a) Liability and Property Damage Insurance: During the Lease Term, Tenant shall maintain a policy of comprehensive public liability and property damage insurance at Tenant's expense, insuring Tenant and Landlord (as an "additional named insured") against liability arising out of the ownership, use occupancy or maintenance of the Property. The initial amount of such insurance shall be at least $1,000,000 combined single limit with property damage insurance of $50,000 and shall be subject to periodic increases based upon inflation, increased liability awards, recommendation of professional insurance advisors, and other relevant factors; provided, however, that such insurance limits shall not be increased beyond the insurance limits commonly maintained for similar buildings and tenants in the Walnut Creek Business Park in Austin, Texas. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall insure Tenant's performance of the indemnity provisions of Section 5.04. Such policy shall contain a provision which prohibits cancellation or modification of the policy except upon thirty (30) days prior written notice to Landlord. Tenant shall deliver a copy of such policy or certificate (or a renewal thereof) to Landlord prior to the Commencement Date and prior to the expiration of any such policy during the Lease Term. Landlord may also elect to maintain, at Landlord's expense, a Landlord's protective liability endorsement with respect to the Property. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

          (b) Hazard and Rental Income Insurance: During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in such amount or percentage of replacement value as Landlord or its insurance advisor deems reasonable in relation to the age, location, type of construction and physical condition of the Property and the availability of such insurance at reasonable rates. Such policies shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all _______, sprinkler leakage, and any other perils (except flood and earthquake)) which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Property. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and


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building improvements as Tenant deems necessary to protect its interest.  Tenant shall not do or permit to be done anything which invalidates any such insurance policies of either Landlord or Tenant.

          (c)  Payment of Premiums:  Insurance Policies.

               (i) Landlord shall pay the "Base Premiums" for the insurance policies maintained by Landlord under Paragraph 4.04(b). If the Property has been previously fully occupied, the "Base Premiums" are the insurance premiums paid during or applicable to the last twelve (12) months of such prior occupancy. If the Property has not been previously fully occupied or has been occupied for less than twelve (12) months, the base Premiums are the lowest annual premiums reasonably obtainable for the required insurance for the Property as of the Commencement Date.

               (ii) Tenant shall pay Landlord the amount, if any, by which the insurance premiums for all policies maintained by Landlord under Paragraph 4.04(b) have increased over the Base Premiums, whether such increases result from the nature of Tenant's occupancy, any act or omission of Tenant, the reasonable requirement of any lender referred to in Article Eleven (Protection of Lenders), the increased value of the Property or general rate increases. However, if Landlord substantially increases the amount of insurance carried or the percentage of insured value after the period during which the Base Premiums were calculated, Tenant shall only pay Landlord the amount of increased premiums which would have been charged by the insurance carrier if the amount of insurance or percentage of insured value had not been substantially increased by Landlord. This upon the amount due from Tenant shall be made only once during the Lease Term. Thereafter, Tenant shall be obligated to pay the full amount of any additional increases in the insurance premiums, including increases resulting from any further increases in the amount of insurance or percentage of insured value. Subject to Section 4.05(e), Tenant shall pay Landlord the increases over the Base Premiums within thirty (30) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. If the insurance policies maintained by Landlord cover improvements or real property other than the Property, Landlord shall also deliver to Tenant a statement of the amount of the premiums applicable to the Property showing, in reasonable detail, how such amount was computed. If the Lease Term expires before the expiration of the insurance period, Tenant's liability shall be prorated on an annual basis. See attached Addendum.

     Section 4.05.  Common Areas; Use, Maintenance and Costs.

          (a) Common Areas. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord may from time to time change the size, location, nature and use of any of the Common Areas, including converting Common Areas into leasable areas, constructing additional parking facilities (including parking structures) in the Common Areas, and increasing or decreasing


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Common Area land and/or facilities.  Tenant acknowledges that such activities may result in occasional inconvenience to Tenant from time to time. Such activities and changes shall be expressly permitted if they do not materially affect Tenant's use of the Property, the Common Areas and vehicle parking spaces allocated to Tenant. Tenant shall not be entitled to any abatement of rent for the foregoing activities.

          (b) Use of Common Areas. Tenant shall have the nonexclusive right (in common with other tenants and others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purpose intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's expressed or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Area to perform any acts in and to the Common Areas as, in Landlord's reasonable judgment, may be desirable to improve the Project; provided, however, that such closure shall not materially interfere with Tenant's right to use the Common Areas for more than thirty (30) days, subject to extension for events beyond Landlord's control as provided in Section
13.13. Tenant, shall not, at any time, interfere with the rights of Landlord, other Tenants, or any other person entitled to use the Common Areas. Tenant acknowledges that Landlord makes no representation or warranty whatsoever concerning the safety of the Common Areas or the adequacy of any security system which may be instituted for the Common Areas, though Landlord is under no obligation at all to install any security system whatsoever. In no event shall Tenant have the right to sell or solicit in any manner upon or from any of the Common Areas.

          (c) Vehicle Parking. Tenant shall be entitled to use the vehicle parking spaces on the Project allocated to Tenant in Section 1.11 of the Lease without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked on the Project or on the adjacent public streets. Temporary parking of large delivery vehicles on the Project may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways loading areas or other locations not specifically designated for parking. If Tenant parks more vehicles in the parking area than the number set forth in Section 1.11 of the Lease, such conduct shall be a material breach of the Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a reasonable daily charge for each such additional vehicle. See attached Addendum.

          (d) Maintenance of Common Areas. Landlord shall maintain the Common Areas in good order, condition and repair. Tenant shall pay Tenant's pro rata share (as defined below) of the increase in costs over the costs incurred by Landlord for the operation and maintenance of the Common Areas in the calendar year 1990. Common Area costs include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage, charges, maintenance of signs (other than Tenant's signs); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and worker's compensation insurance, all real property taxes and assessments levied on or attributable to the Common Areas and all Common Area improvements; all personal property taxes levied or attributable to personal property used in


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connection with the Common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas, rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits, repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items, and property management fees. Landlord may cause any or all of such services to be provide by third parties. Common Area costs shall not include depreciation of real property or new capital improvements which forms part of the Common Areas. See attached Addendum.

          (e) Tenant's Share and Payment. Landlord may, at Landlord's election, estimate in advance and charge to Tenant monthly as Common Area costs, all real property taxes for which Tenant is liable under Section 4.02 of the Lease, all insurance premiums for which Tenant is liable under Section 4.04 of the Lease, all common area costs for which Tenant is liable under Section 4.05, and all maintenance and repair costs for which Tenant is liable under Section
6.04 of the Lease. See attached Addendum.

Tenant shall pay Tenant's pro rata share of said estimated costs, in advance, in monthly installments on the first day of each month during the Lease Term (prorated for any fractional month). Tenant's pro rata share shall be calculated by dividing the square foot area of the Property, as set forth in
Section 1.04 of the Lease, by the aggregate square foot area of the Project which is leased or held for lease for the exclusive use by Tenants upon the date the computation is made. Landlord may adjust such estimates at any time and from time to time based upon Landlord's experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next rent payment date after notice to Tenant. After the end of each calendar year of the Lease Term, Landlord shall endeavor to deliver to Tenant a statement prepared in accordance with generally accepted accounting principles setting forth, in reasonable detail, the actual costs paid or incurred by Landlord as provided herein, and Tenant's pro rata share of the increase in said costs. Within fifteen (15) days after receipt of such statement, there shall be an adjustment between Landlord and Tenant with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period. Any changes in the costs and/or the aggregate area leased or held for lease for the exclusive use of all Tenants of the Project during the Lease Term shall be effective on the first day of the month after such change occurs.

     Section 4.06. Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment by the tenth (10th) day of the month, Tenant shall pay Landlord a late charge equal to three percent (3%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment. See attached Addendum.

     Section 4.07. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from


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the due date of such amount.  However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.08.  Intentionally omitted.

ARTICLE FIVE:  USE OF PROPERTY

     Section 5.01. Section Permitted Uses. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. Manner of Use. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the development of which the Property is part or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

     Section 5.03. Signs and Auctions. Tenant shall not place any signs on the Property or Building of which the Property is a part without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Section 5.04. Indemnity. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to landlord, Tenant hereby assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. See attached Addendum.

     Section 5.05. Landlord's Access. Landlord or its agents may enter the Property to show the Property to potential buyers, investors, tenants or other parties, or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property. See attached Addendum.


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     Section 5.06.  Quiet Possession.  If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

     Section 5.07. Mechanics Liens. Tenant hereby agrees that it will pay or cause to be paid all costs for work done by it or caused to be done by it o the Property, and it will keep the property free and clear of all mechanics' liens on account of work done by Tenant or persons claiming under it. Tenant hereby agrees to indemnify and save Landlord free and harmless against liability, loss damage, costs, attorneys' fees, and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it.

     If Tenant shall desire to contest any claim of lien, it shall furnish Landlord adequate security of the value or in the amount of the claim, plus estimated costs and interest, or a bond of a responsible corporate surety in such amount as is necessary to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same at once.

     If Tenant shall be in default in paying any charge for which a mechanic's lien claim and suit to foreclose the lien have been filed and shall not have given Landlord security to protect the Property and Landlord against such claim of lien, then Landlord may, but shall not be obligated to, pay said claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord, and Tenant agrees to and shall pay the same with interest at the prime commercial rate then being charged by the Bank of America plus two percent (2%) per annum from the dates of Landlord's payments, but not to exceed the maximum legal rate of interest per annum.

     Should any claims of lien be filed against the Property or any action affecting the title to such Property be commenced, the Party receiving notice of such lien or action shall forthwith give the other party written notice thereof.

ARTICLE SIX:   CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. Existing Conditions. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use, the physical condition of the Building of which the Property may form a part; the land upon which it is erected; the rents, leases, expenses or any other matter or thing affecting or related to the Property except as set forth herein; and no rights, easements or licenses are acquired by Tenant, by implication or otherwise, except as expressly set forth herein. See attached Addendum.


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     Section 6.02.  Exemption of Landlord from Liability.  Subject to Sections
16.01 and 5.04 and any other similar provision of this Lease expressly to the contrary, Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of any building of which the Property is a part, or from other sources or places; or
(d) any act or omission of any other tenant of any building of which the Property is a part. Subject to Sections 16.01 and 5.04 and any other similar provision of this Lease expressly to the contrary, Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this
Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct, or from any liability of Landlord under Sections 16.01 or 5.04 of this Lease.

     Section 6.03.  Tenant's Obligations.

          (a) Except as provided in Section 6.04 (Landlord's Obligations), Article Seven (Damage and Destruction), and Article Eight (Condemnation), Tenant shall keep all portions of the Property in good order, condition and repair. If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired, Tenant shall promptly replace such portion of or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term. Tenant shall maintain a preventative maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor, unless such equipment is maintained by Landlord pursuant to Section 6.04. If any part of the Property or Project is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the portions of the property, which it is obligated to maintain, in an attractive, first-class and fully operative manner. Tenant shall not install any exterior lighting or plumbing fixtures, shades or awnings, or make any exterior decoration or painting or build any fences or install any radio or television antennae, loud speakers, sound amplifiers or similar devices on the roof or exterior walls of the Property, or make any changes to the storefront without Landlord's prior written consent. Tenant expressly agrees that the roof areas shall be limited to ingress for maintenance purposes only, with Landlord's prior written consent, and such area shall not be used for storage of inventory or any other purpose. See attached Addendum.

          (b) All of Tenant's obligations under this Section shall be accomplished at Tenant's sole expense. If Tenant fails to maintain or repair the Property as required by this Section, Landlord shall have the right but not the obligation, upon ten (10) days' prior written notice to Tenant (except that no notice shall be required in the case of an emergency), to enter the Property


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and perform such maintenance or repair on behalf of Tenant.  In such case,
Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

     Section 6.04.  Section Landlord's Obligation.

          (a) Except as provided in Article Seven (Damage & Destruction) herein and Article Eight (Condemnation) herein Landlord shall keep the following in good order, condition and repair, the foundations, exterior walls and exterior roof of the Property (including painting the exterior walls of the Property not more often than once every five (5) years, if necessary) and all components of electrical, mechanical, plumbing, heating and air conditioning systems and facilities located in the Property which are concealed or used in common by tenants of the building in which the Property is located. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the interior surfaces of exterior walls. Landlord shall have no obligation to make repairs under this Section until a reasonable time after receipt of written notice from Tenant for the need for such repairs. See attached Addendum.

          (b) Tenant shall pay all costs and expenses incurred by Landlord under this Section excluding the cost of maintaining and repairing the foundations, the structural portion of the Property (Landlord having liability for maintaining and repairing the same), the roof of the Property and any plumbing lines within the foundation of the Property, unless the need for maintenance or repair of such plumbing lines arises from damage caused by the act or neglect of Tenant, its agents, employees or invitees, in which event the costs and expenses of such maintenance and repair shall be paid by Tenant.

          (c) Landlord may either (i) estimate in advance all costs and expenses of maintenance and repair for which Tenant is liable and charge such costs and expenses to Tenant monthly as Common Area costs in the manner described in Section 4.05 of the Lease or (ii) bill Tenant for the costs and expenses for which Tenant is liable as such costs are incurred by Landlord. Tenant expressly waives the benefit of any statute in effect now or in the future which might give Tenant the right to make repairs at Landlord's expense or to terminate this Lease due to Landlord's failure to keep the Property in good order, condition and repair.

     Section 6.05.  Alterations, Additions, and Improvements.

          (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide


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Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.  See attached Addendum.

          (b) Subject to Section 5.07, Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any work on the Property. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06. Condition Upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in good condition except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). All alterations, additions and improvements shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings, drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN:  DAMAGE OR DESTRUCTION

     Section 7.01. Partial Damage to Property. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Such reconstruction or repair shall be only to the extent necessary to restore the Property to the condition existing on delivery of possession to Tenant. Tenant shall be obligated for repairing or restoring all items installed by Tenant as well as Tenant's other leasehold improvements, fixtures, equipment and personal property on the Property.

     Section 7.02. Total or Substantial Destruction. In the event of substantial or total damage to or destruction of the Property by fire or other casualty, Landlord shall, within ninety (90) days of the date of such casualty have the right to elect and shall notify the Tenant in writing of its election, either to (a) terminate the Lease as of the date of such casualty, or (b) repair, restore or rehabilitate the Property, in which latter event this Lease shall not terminate, and provided that the extent of such restoration shall always be limited to the replacing of the Property to a condition reasonably similar to that existing before the occurrence of such casualty. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the Property or any inconvenience or annoyance occasioned by such damage and reconstruction. In the event the Landlord elects to repair, restore or rehabilitate the said Property, the Landlord shall commence such work in a timely manner and shall complete such work within one hundred eighty (180) days after the date of such casualty,


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subject to reasonable delays of up to sixty (60) days caused by the adjustment of insurance strikes labor difficulties, or any other cause beyond Landlord's control (except for lack of funds). This provision will govern over Section 13.13, and with regard to matters covered by this Section 7.02, no additional time will be permitted pursuant to Section 13.13 or 13.03(b).

     Section 7.03. Damage Near End of Term. Notwithstanding the foregoing, in the event that the Property is partially or totally destroyed during the last one (1) year of the Lease Term as renewed or extended, Landlord and Tenant each shall have the option to terminate this Lease by giving written notice to the other of the exercise of such option within thirty (30) days after such destruction, in which event this Lease shall cease and terminate as of the date of service of such notice. For the purposes of this Article Seven, partial destruction shall be deemed to be a destruction to an extent of one-third (1/3) or less of the full replacement cost of the Property as of the date of destruction and substantial destruction shall be deemed to be anything greater.

     Section 7.04. Release of Liability. In the event of any termination of this Lease in accordance with this Article, the parties shall be released thereby without further obligation to the other party coincidental with the surrender of possession of the Property to Landlord except for items which have theretofore accrued and are then unpaid, or unperformed.

     Section 7.05. Abatement of Rent. In the event of reconstruction and restoration as herein provided, the Rent provided to be paid under this Lease shall be abated in the same proportion that Tenant's use of the Property is impaired commencing from the date of construction and continuing during the period of such reconstruction or restoration. Tenant shall continue the operation of its business on the Property during any such period to the extent reasonably practicable from the standpoint of prudent business management, and the obligation of Tenant to pay all other charges, except the Base Rent, shall remain in full force and effect. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Property, Tenant's personal property or any inconvenience or annoyance occasioned by such destruction, reconstruction or restoration. Tenant hereby waives any statutory rights of termination which may arise by reason of any partial or total destruction of the Property which Landlord is obligated to restore or may restore under Article Seven of this Lease.

ARTICLE EIGHT:  CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes possession). See attached Addendum. If neither Landlord or Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent shall be reduced in


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proportion to the reduction in the floor area of the Property.  Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property and tenant and moving expenses; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise, all other amounts except as specified in (a) or (b) hereof. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE:  ASSIGNMENT AND SUBLETTING

     Section 9.01. Landlord's Consent Required. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord shall grant or withhold its consent as provided in Section 9.04 below. Any attempted transfer without consent shall be void and shall constitute a noncurable breach of this Lease. If Tenant is a partnership, cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in a controlling interest of the voting stock of the corporation which would result in B.F. Goodrich owning less than a controlling interest of the voting stock of the corporation, shall require Landlord's consent. Landlord shall charge Tenant a $750.00 fee for the transfer of this Lease as provided for in this Article Nine.

     Section 9.02. Tenant Affiliate. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"), provided Tenant remains primarily liable for the obligations of the Lease (if Tenant is a surviving entity) and further provided that the financial net worth of the transferee is the same or greater than Tenant's hereunder. In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. No Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.


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     Section 9.04.  Landlord's Election.  Tenant's request for consent to any transfer described in Section 9.01 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and rent and security deposit payable under any assignment or sublease), and any other information Landlord deems relevant which statement shall be submitted to Landlord at least sixty (60) days prior to the proposed "effective date" of the transfer.
Landlord shall have the right (a) to withhold consent, if reasonable; (b) to grant consent; or (c) if the transfer is a sublease of the Property or an assignment of this Lease, to terminate this Lease as of the effective date of such sublease or assignment, in which case Landlord may elect to enter into a direct lease with the proposed assignee or subtenant. Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent to any transfer herein excluding those in Section 9.02 if in Landlord's sole discretion and opinion the quality of the business operation conducted on the Property or throughout any portion of the Building of which the Property forms a part or the Project is or may be adversely affected during the term of the Lease by such proposed assignment or transfer or if the financial net work of the proposed transferee is less than that of Tenant.

     Section 9.05. No Merger. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

     Section 9.06. Excess Profits. In the event of any approved assignment or sublease by Landlord of all or any portion of the Property where the rental reserved in the assignment or sublease exceeds the rental or pro rata portion of the rental, as the case may be, for such space reserved in this Lease, Tenant shall pay Landlord monthly, as Additional Rent, at the same time as the monthly installments of rent required hereunder, fifty percent (50%) of the excess of the rental reserved in the assignment or sublease over the rental reserved in this Lease, applicable to the assigned or subleased space. See attached Addendum.

ARTICLE TEN:  DEFAULTS; REMEDIES

     Section 10.01. Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02. Defaults.  Tenant shall be in material default under this
Lease:

          (a) If Tenant abandons the Property (pursuant to state law) or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;


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          (b)  If Tenant fails to pay rent or any other charge required to be paid by Tenant, as and when due and such failure continues for five (5) business days after written notice by Landlord;

          (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement;

          (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within sixty (60) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within sixty (60) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within sixty (60) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor-in-possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

     Section 10.03. Remedies. On the occurrence of any material default of Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

          (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which had been earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the


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ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant shall have abandoned the Property, Landlord shall have the option of (a) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 1.03(a), or (b) proceeding under Paragraph 1.03(b); or (c) exercise any other available right or remedy at law or in equity;

          (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder; and

          (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

     Section 10.04. Cumulative Remedies. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

     Section 10.05. No Termination. No reentry or taking possession of the Property by Landlord pursuant to this Article Ten shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless determined by a court of competent jurisdiction. Landlord may, at any time after such reletting, elect to terminate this Lease for any such default by Tenant.

ARTICLE ELEVEN:  PROTECTION OF LENDERS

     Section 11.01. Subordination. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant; this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior to subsequent to the date of said ground lease, deed of trust or mortgage or the date or recording thereof. See attached Addendum.


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     Section 11.02. Attornment.  If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. Signing of Documents. Tenant shall sign and deliver any reasonable instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within thirty (30) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

     Section 11.04. Estoppel Certificates.

          (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated (unless it has been cancelled or terminated, in which event Tenant shall so state) (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; and (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's written request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

          (b) If Tenant does not deliver such statement by Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.05. Intentionally omitted.

ARTICLE TWELVE:  LEGAL COSTS

     Section12.01. Legal Proceedings. Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum


                                                   Landlord's Initials ____ ____
                                                     Tenant's Initials ____ ____
as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in any such claim or action.

     Section 12.02. Landlord's Consent. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting) or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN:  MISCELLANEOUS PROVISIONS

     Section 13.01. Non-Discrimination. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section13.02. Waiver of Subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the policies of insurance described herein, Landlord and Tenant shall give notice to the insurance carrier or carriers of the foregoing mutual waiver of subrogation.

     Section 13.03. Landlord's Liability; Certain Duties.

          (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.


                                                   Landlord's Initials ____ ____
                                                     Tenant's Initials ____ ____

          (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgages or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion. See attached Addendum.

     Section 13.04. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.05. Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.06. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.07. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.08. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section13.09. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded.


                                                   Landlord's Initials ____ ____
                                                     Tenant's Initials ____ ____

     Section 13.10. Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     Section 13.11. Corporate Authority; Partnership Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.12. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.13. Force Majeure. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions. See attached Addendum.

ARTICLE FOURTEEN:  BROKERS

     Section 14.01. Brokers' Fee. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission as provided in a written agreement attached hereto as Exhibit "C". Notwithstanding the foregoing, Brokers hereby waive any and all rights and remedies they have or might have under this Lease, including any and all rights and remedies as third party beneficiaries under this Lease. The preceding sentence does not, however, effect the separate enforceability of the agreement attached as Exhibit "C" as between the parties to that agreement.

     Section 14.02. Protection of Brokers. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignees shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker and Tenant's Broker thereafter required of Landlord under this Article Fourteen and Exhibit C, and upon such conveyance, Landlord shall be relieved of all obligations to Landlord's Broker and to Tenant's Broker.


                                                   Landlord's Initials ____ ____
                                                     Tenant's Initials ____ ____

     Section 14.03. No Other Broker. Tenant represents and warrants to Landlord that the brokers named in Sections 1.08 and 1.09 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

ARTICLE FIFTEEN:  SUBMISSION OF LEASE

     The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for the Property; and this document shall become effective and binding only upon execution and delivery hereby by Tenant and by Landlord (or when duly authorized, by Landlord's agent or employee). No act or omission of any agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

ARTICLE SIXTEEN:  HAZARDOUS WASTE ACTIVITY

     Section 16.01. Hazardous Waste Activity. Tenant agrees that it will exercise all due care in its activities and operations on the Property. Tenant agrees that this duty of due care shall extend to and include the disposal of all hazardous waste, all hazardous waste being hazardous waste, any hazardous substance, or any material which may injure property, flora, fauna, air, water, subsurface rights, or humans, including but not limited to any hazardous waste as defined by the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et sq., and any hazardous substance as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., from the premises. Tenant agrees that it will obtain all necessary permits to dispose of such hazardous waste properly, and that it will not, absent express prior written consent from Landlord, dispose of any hazardous waste on, in, or adjoining the premises.

     Tenant will further notify and obtain Landlord's express written consent prior to any use of the Property to treat, store, or dispose of any hazardous waste within the meaning of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq.

     Tenant further agrees that it will notify the Landlord immediately upon any release (as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq.) of any hazardous waste on the Property. Tenant will take all necessary and proper measures to immediately remediate any such release and restore the Property to its original condition.

     In the event that any of Tenant's activities with respect to hazardous waste cause any claim to be made against Landlord by any governmental entity or person(s), then Tenant agrees to indemnify, defend, protect and hold Landlord harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or any nature whatsoever (including, without limitation, reasonable attorneys' and experts' fees and disbursements) which may at any time be imposed upon, incurred by, or asserted or awarded against Landlord and arising from or out of:


                                                   Landlord's Initials ____ ____
                                                     Tenant's Initials ____ ____

          (1) Any hazardous waste on, in, under or affecting all or any portion of the Property or any surrounding areas; or

          (2) The enforcement of this Section or the assertion by Tenant of any defense to its obligations hereunder.

     Such liability shall include without limitation:


          (1) The costs of removal of any and all hazardous wastes from any and all portions of the Property or any surrounding areas.


                                         DTM:
                                         ---

                                         DTM CORPORATION, a Texas corporation



                                         By:  /s/  Paul F. McClure
                                              -------------------------------
                                              Paul F. McClure
                                              President

EXHIBITS:
- --------

     Exhibit A - The Property
     Exhibit B - Mutual Recognition and Attornment Agreement
     Exhibit C - Confidentiality Agreement
     Exhibit D - Memorandum of Lease


                                                   Landlord's Initials ____ ____
                                                     Tenant's Initials ____ ____

                                   EXHIBIT A
                                   ---------

                                  The Property
                                  ------------

Lot 2B HEADWAY 7A, a subdivision in Travis County, Texas, according to the map or plat of record in Book 83, Pages 222B-222C, of the Plat Records of Travis County, Texas.

This page of document contains a plot titled "Headway Circle," which depicts Buildings I,II, and III, among other things. There appears the following language at the bottom of the page:

"Lot 1, HEADWAY 7, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Volume 82, Pages 31-32, of the Plat Records of Travis County, Texas."

                                   EXHIBIT B
                                   ---------

                               MATTERS OF RECORD
                               -----------------

     1. Restrictive Covenants recorded in Volume 82, Pages 31-32, Plat Records of Travis County, Texas; Volume 7188, Page 1326, and Volume 7327, Page 93, of the Deed Records of Travis County, Texas; and in Volume 7988, Page 355, Volume 8447, Page 546, Volume 8531, Page 159, Volume 8812, Page 626, Volume 8996, Page 606, Volume 8996, Page 609, Volume 9741, Page 883, Volume 10393, Page 716, and Volume 11077, Page 1736, of the Real Property Records of Travis County, Texas.

     2. Twenty-five foot (25') building line along the north line of the Project as shown on plat recorded in Volume 82, Page 31, Plat Records of Travis County, Texas.

     3. Easements as set out in Article VIII of the Restrictions recorded in Volume 8447, Page 546, and Volume 10393, Page 716, of the Real Property Records of Travis County, Texas.

     4. Underground telecommunication systems easement granted to Southwestern Bell Telephone Company recorded in Volume 8375, Page 180, Real Property Records of Travis County, Texas.

     5. Temporary electric and telephone line easement granted to the City of Austin, recorded in Volume 8777, Page 71, Real Property Records of Travis County,Texas.

     6. Annual maintenance charge, together with special assessments for capital improvements, as provided for in Restrictive Instrument recorded in Volume 8447, Page 546 and Volume 10393, Page 716, of the Real Property Records of Travis County, Texas.

     7. Subordination Agreement dated June 30, 1989, by and between the First West Companies and OmniSwiss Properties Ltd., recorded in Volume 11068, Page 1023, Real Property Records of Travis County, Texas.

     8. Subordination Agreement dated June 30, 1989, by and between the First West Companies and OmniSwiss Properties Ltd., recorded in Volume 11068, Page 1007, Real Property Records of Travis County, Texas.

     9. Financing Statement No. 7875 filed November 20, 1986, recorded in Volume 9981, Page 285, Real Property Records of Travis County, Texas, executed by Dell Computer Corporation dba PC's Ltd., as debtor, to Centel Credit Company, as secured party.

     10. Deed of Trust dated June 30, 1989, filed for record in Volume 10978, Page 892, Real Property Records of Travis County, Texas, executed by August Properties Fund III to Ticor Title Insurance Company of California, Trustee, for the benefit of OmniSwiss Properties Ltd., in the amount of $473,955.00, as therein provided and all of the terms, provisions and conditions of said instrument.

     11. Deed of Trust dated June 30, 1989, filed for record in Volume 10978, Page 836, Real Property Records of Travis County, Texas, executed by August Properties Fund 82 to Ticor Title Insurance Company of California, Trustee, for the benefit of OmniSwiss Properties Ltd., in the amount of $231,545.00, as therein provided and all of the terms, provisions and conditions of said instrument.

     12. Financing Statement No. 2829 filed July 13, 1989, recorded in Volume 10978, Page 1379, Real Property Records of Travis County, Texas, executed by August Properties Fund III, as debtor, to OmniSwiss Properties, Ltd., as secured party.

     13. Financing Statement No. 2828 filed July 13, 1989, recorded in Volume 10978, Page 1385, Real Property Records of Travis County, Texas, executed by August Properties Fund 82, as debtor, and OmniSwiss Properties Ltd., as secured party.

                                   EXHIBIT C

                           CONFIDENTIALITY AGREEMENT
                           -------------------------
                                  (Building I)

     This Confidentiality Agreement ("Agreement") is made and is effective as of the 4th day of May, 1990, by and between DTM CORPORATION (hereinafter "Discloser") and AUGUST PROPERTIES FUND II and AUGUST PROPERTIES FUND III (hereinafter "Disclosee").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Discloser possesses certain commercially useful technology concerning the utilization of a directed energy beam to selectively sinter powder materials to produce objects (hereinafter "Selective Laser Sintering Technology").

     WHEREAS, Disclosee has leased certain real property to Discloser pursuant to that certain August Management, Incorporated Industrial Real Estate Lease dated of even date herewith by and between Disclosee and Discloser ("Lease") and may receive or obtain certain information regarding Discloser's operations in the form of plans and specifications of Discloser's offices, assembly plant and general business operations (such information together with the Selective Laser Sintering Technology is hereinafter referred to collectively as "Confidential Information").

     WHEREAS, Disclosee may discover certain Confidential Information, whether intentionally or inadvertently during permitted visits to Discloser's premises which Disclosee has leased pursuant to the Lease ("Leased Premises").

     NOW, THEREFORE, for and in consideration of the premises and the material promises and covenants contained herein and in a lease between Discloser and Disclosee, the receipt and sufficiency of which is hereby acknowledged, Discloser and Disclosee agree as follows:

     Disclosee shall safeguard all Confidential Information that is clearly designated or marked confidential or proprietary either by notation on the Confidential Information or by a sign placed in an area of the Leased Premises. Disclosee shall not copy or transmit the Confidential Information to any other party without permission of the Discloser. Disclosee shall return at Discloser's request all Confidential Information so supplied or discovered.

     Excepted from this agreement shall be information (i) generally available to the public or which becomes a part of the public domain, (ii) information known by Disclosee prior to receipt from Discloser or (iii) information obtained from a third party not bound to Discloser under an arrangement of confidentiality.

     The term of this agreement shall be (a) continuous until superseded by another agreement, and if not so superseded, (b) perpetual; provided, however, if a claim arises under this Agreement, then such claim shall be filed in a court of competent jurisdiction, if at all, on or before the following applicable dates:

     (i) Any claim involving the intentional misconduct, gross negligence or wilful disregard of prudent business practices of Disclosee or any party constituting Disclosee or any employee or partner of any party constituting Disclosee or any employee, officer, shareholder or director of any such partner (hereinafter all such claims being collectively called "Primary Claims"), may be filed in a court of competent jurisdiction at any time and from time to time, such claims having no limit as to when they may be filed.

     (ii) Any other claim (other than a Primary Claim) by Discloser against Disclosee including, without limitation, any claim involving any agent or contractor of Disclosee (hereinafter all such claims being collectively called "Third Party Claims") must be filed in a court of competent jurisdiction on or before the date which is five years after the termination or expiration of the Lease; provided, however, nothing contained herein shall be deemed to benefit any third party including, without limitation, the agents and contractors of Disclosee, and Discloser may at any time and from time to time file a Third Party Claim in a court of competent jurisdiction against any other party.

     The laws of the State of Texas shall govern any disputes hereunder.

     Notwithstanding anything to the contrary contained in this Agreement, under no circumstances shall (1) Disclosee be liable to Discloser or any successor or assign of Discloser as to any Third Party Claim for any sum in excess of the total amount of Base Rent required to be paid by Discloser to Disclosee under the terms of the Lease or (2) any employee, officer, shareholder or director of any partner of Disclosee be liable to Discloser for any Third Party Claims due solely to the status of such person as an employee, officer, shareholder or director of such partner (as distinguished from the involvement of such employee, officer, shareholder or director in a matter involving a Primary Claim). Nothing contained herein shall be deemed to benefit any other party including, without limitation, the agents and contractors of Disclosee, and there shall be no limit imposed on Discloser with respect to any claims that may be brought by Discloser against any such other party.

     Notwithstanding anything to the contrary contained in the Lease, Disclosee, its agents, employees and contractors shall not, except in a bona fide emergency situation involving material injury to the Leased Premises (after Disclosee has attempted to contact Discloser by telephone notifying Discloser of the emergency situation and Disclosee's intentions), enter onto the Leased Premises without at least 48 hours prior written notice delivered to Discloser at the address for notice set forth in the Lease. Each agent, employee or contractor of Disclosee so entering the Leased Premises shall at all times be accompanied by an employee of Discloser. Further, at any time during Disclosee's inspection or entry into the Leased Premises, Discloser shall be entitled to designate an area of the Leased Premises, which does not exceed 20 percent of the floor area of the Leased Premises, as an area into which Disclosee, its agents, employees, contractors and other parties shall not enter.

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto and each party who is a Landlord or Tenant under the Lease.

     IN WITNESS WHEREOF, Discloser and Disclosee have caused this Agreement to be executed on the date first stated above.

                              AUGUST PROPERTIES FUND II,
                              a limited partnership

                              By:   Provine & Associates,
                                    a California corporation, general partner

                                    By:________________________________________
                                          Forbes W. Burdette,
                                          Vice President

                              AUGUST PROPERTIES FUND III,
                              a limited partnership

                              By:   Provine & Associates,
                                    a California corporation,
                                    general partner

                                    By:________________________________________
                                         Forbes W. Burdette,
                                         Vice President

                                              "Disclosee"

                              DTM CORPORATION



                              By:______________________________________________
                                    Paul F. McClure, President

                                              "Discloser"

                                   EXHIBIT D

                           CONFIDENTIALITY AGREEMENT
                           -------------------------
                                 (Building III)

     This Confidentiality Agreement ("Agreement") is made and is effective as of the 4th day of May, 1990, by and between DTM CORPORATION (hereinafter "Discloser") and AUGUST PROPERTIES FUND II and AUGUST PROPERTIES FUND III (hereinafter "Disclosee").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Discloser possesses certain commercially useful technology concerning the utilization of a directed energy beam to selectively sinter powder materials to produce objects (hereinafter "Selective Laser Sintering Technology").

     WHEREAS, Disclosee has leased certain real property to Discloser pursuant to that certain August Management, Incorporated Industrial Real Estate Lease dated of even date herewith by and between Disclosee and Discloser ("Lease") and may receive or obtain certain information regarding Discloser's operations in the form of plans and specifications of Discloser's offices, assembly plant and general business operations (such information together with the Selective Laser Sintering Technology is hereinafter referred to collectively as "Confidential Information").

     WHEREAS, Disclosee may discover certain Confidential Information, whether intentionally or inadvertently during permitted visits to Discloser's premises which Disclosee has leased pursuant to the Lease ("Leased Premises").

     NOW, THEREFORE, for and in consideration of the premises and the material promises and covenants contained herein and in a lease between Discloser and Disclosee, the receipt and sufficiency of which is hereby acknowledged, Discloser and Disclosee agree as follows:

     Disclosee shall safeguard all Confidential Information that is clearly designated or marked confidential or proprietary either by notation on the Confidential Information or by a sign placed in an area of the Leased Premises. Disclosee shall not copy or transmit the Confidential Information to any other party without permission of the Discloser. Disclosee shall return at Discloser's request all Confidential Information so supplied or discovered.

     Excepted from this agreement shall be information (i) generally available to the public or which becomes a part of the public domain, (ii) information known by Disclosee prior to receipt from Discloser or (iii) information obtained from a third party not bound to Discloser under an arrangement of confidentiality.

     The term of this agreement shall be (a) continuous until superseded by another agreement, and if not so superseded, (b) perpetual; provided, however, if a claim arises under this Agreement, then such claim shall be filed in a court of competent jurisdiction, if at all, on or before the following applicable dates:

     (i) Any claim involving the intentional misconduct, gross negligence or wilful disregard of prudent business practices of Disclosee or any party constituting Disclosee or any employee or partner of any party constituting Disclosee or any employee, officer, shareholder or director of any such partner (hereinafter all such claims being collectively called "Primary Claims"), may be filed in a court of competent jurisdiction at any time and from time to time, such claims having no limit as to when they may be filed.

     (ii) Any other claim (other than a Primary Claim) by Discloser against Disclosee including, without limitation, any claim involving any agent or contractor of Disclosee (hereinafter all such claims being collectively called "Third Party Claims") must be filed in a court of competent jurisdiction on or before the date which is five years after the termination or expiration of the Lease; provided, however, nothing contained herein shall be deemed to benefit any third party including, without limitation, the agents and contractors of Disclosee, and Discloser may at any time and from time to time file a Third Party Claim in a court of competent jurisdiction against any other party.

     The laws of the State of Texas shall govern any disputes hereunder.

     Notwithstanding anything to the contrary contained in this Agreement, under no circumstances shall (1) Disclosee be liable to Discloser or any successor or assign of Discloser as to any Third Party Claim for any sum in excess of the total amount of Base Rent required to be paid by Discloser to Disclosee under the terms of the Lease or (2) any employee, officer, shareholder or director of any partner of Disclosee be liable to Discloser for any Third Party Claims due solely to the status of such person as an employee, officer, shareholder or director of such partner (as distinguished from the involvement of such employee, officer, shareholder or director in a matter involving a Primary Claim). Nothing contained herein shall be deemed to benefit any other party including, without limitation, the agents and contractors of Disclosee, and there shall be no limit imposed on Discloser with respect to any claims that may be brought by Discloser against any such other party.

     Notwithstanding anything to the contrary contained in the Lease, Disclosee, its agents, employees and contractors shall not, except in a bona fide emergency situation involving material injury to the Leased Premises (after Disclosee has attempted to contact Discloser by telephone notifying Discloser of the emergency situation and Disclosee's intentions), enter onto the Leased Premises without at least 48 hours prior written notice delivered to Discloser at the address for notice set forth in the Lease. Each agent, employee or contractor of Disclosee so entering the Leased Premises shall at all times be accompanied by an employee of Discloser. Further, at any time during Disclosee's inspection or entry into the Leased Premises, Discloser shall be entitled to designate an area of the Leased Premises, which does not exceed 20 percent of the floor area of the Leased Premises, as an area into which Disclosee, its agents, employees, contractors and other parties shall not enter.

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto and each party who is a Landlord or Tenant under the Lease.

     IN WITNESS WHEREOF, Discloser and Disclosee have caused this Agreement to be executed on the date first stated above.

                                    AUGUST PROPERTIES FUND II,
                                    a limited partnership

                                    By:  Provine & Associates, a California
                                         corporation, general partner

                                         By:___________________________________
                                              Forbes W. Burdette,
                                              Vice President

                                    AUGUST PROPERTIES FUND III,
                                    a limited partnership

                                    By:  Provine & Associates, a California
                                         corporation, general partner

                                         By:___________________________________
                                              Forbes W. Burdette,
                                              Vice President

                                                       "Disclosee"

                                    DTM CORPORATION


                                    By:________________________________________
                                         Paul F. McClure, President


                                                       "Discloser"

                             SUBORDINATION JOINDER

     The undersigned, OmniSwiss Properties, Ltd., is the owner and holder of that certain promissory note executed by August Properties Fund II in the original principal amount of $1,651,113, dated June 30, 1989 (herein called the "Note"), the payment of which is secured by that certain Deed of Trust recorded in Volume 10978, Page 948, Real Property Records of Travis County, Texas. The undersigned joins in the execution of this instrument to evidence its consent to the Agreement referenced in this instrument and the undersigned hereby subordinates all of the liens, security interests and instruments securing payment of the Note including, without limitation, the Deed of Trust referenced in this paragraph, to all of the terms and provisions of the Agreement, with the same force and effect as if the Agreement had been executed and this Memorandum recorded prior to the recordation of said Deed of Trust.

     Executed as of the 14th day of June, 1990.

                                    OMNISWISS PROPERTIES, LTD,.
                                    a Delaware corporation


                                    By: /s/  J. H. Charlup
                                       -------------------------------------
                                       Name:   J.H. Charlup
                                            --------------------------------
                                       Title: President
                                               -----------------------------

THE STATE OF CALIFORNIA  (S)
                         (S)
COUNTY OF ORANGE         (S)

     BEFORE ME, the undersigned authority, on this day personally appeared J.H. Charlup, President of OMNISWISS PROPERTIES, LTD., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 14th day of June, 1990.

                                      /s/ Lois M. Rosenbladt
                                      --------------------------------------
                                      Notary Public in and for the
                                      State of California


                                      Lois M. Rosenbladt
                                      --------------------------------------
                                      (Printed Name of Notary)
                                      My commission expires:  May 10, 1993
                                                            ----------------

THE STATE OF CALIFORNIA  (S)
                         (S)
COUNTY OF ORANGE         (S)

     BEFORE ME, the undersigned authority, on this day personally appeared Forbes W. Burdette, Vice President of Provine & Associates, a corporation, the duly authorized agent of AUGUST PROPERTIES FUND III, a California limited partnership, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation in its capacity as the duly authorized agent of AUGUST PROPERTIES FUND III.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 10th day of June, 1990.


                                        /s/ Lois M. Rosenbladt
                                       --------------------------------------
                                       Notary Public in and for the
                                       State of  California

                                       Lois M. Rosenbladt
                                       --------------------------------------
                                       (Printed Name of Notary)
                                       My commission expires:  May 10, 1993
                                                              ---------------


THE STATE OF CALIFORNIA  (S)
                         (S)
COUNTY OF ORANGE         (S)

     BEFORE ME, the undersigned authority, on this day personally appeared Forbes W. Burdette, Vice President of Provine & Associates, a corporation, the duly authorized agent of AUGUST PROPERTIES FUND II, a Delaware limited partnership, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation in its capacity as the duly authorized agent of AUGUST PROPERTIES FUND II.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 12th day of June, 1990.


                                        /s/  Lois M. Rosenbladt
                                       --------------------------------------
                                       Notary Public in and for the
                                       State of California

                                       Lois M. Rosenbladt
                                       --------------------------------------
                                       (Printed Name of Notary)
                                       My commission expires:  May 10, 1993
                                                              ---------------

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TRAVIS    (S)

     BEFORE ME, the undersigned authority, on this day personally appeared Paul
F. McClure, President of DTM CORPORATION, a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that she executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 4th day of May, 1990.


                                        /s/  J.B. Sokolik
                                       ----------------------------------------
                                       Notary Public in and for the
                                       State of TEXAS

                                       J. Brian Sokolik
                                       ----------------------------------------
                                       (Printed Name of Notary)
                                       My commission expires: January 23, 1994
                                                             ------------------

                                                                     BUILDING II
                                A D D E N D U M
                                ---------------


     THIS ADDENDUM is attached to and made a part of that certain Industrial Real Estate Lease (the "Lease") by and between AUGUST PROPERTIES FUND 82 and AUGUST PROPERTIES FUND III, as Landlord, and DTM CORPORATION, a Texas corporation, as Tenant, of even date with this Addendum. To the extent inconsistent with the terms of the Lease, the terms of this Addendum shall govern and control. The Lease is hereby modified and amended as follows (section numbers and heading used herein shall correspond to the same section numbers and headings, if any, contained in the Lease):

     1.05.  Lease Term.  The Lease Term shall begin on the date that Landlord
            ----------
secures possession of the Property from the existing tenant and delivers the same to Tenant, which date is contemplated to be on or about June 1, 1990. For the purpose of commencement of Monthly Base Rent pursuant to Section 1.12(a), and subject to the Free Rent paragraph contained on Page 6 of this Addendum, Year 1 shall begin on the date which is 90 days after the beginning date of the Lease Term. The Lease Term shall end on the date which is seven (7) years after the beginning of Year 1.

     1.06.  Permitted Uses.  Office, technological research, manufacturing,
            --------------
assembly, retail sales and leasing, storage and servicing of manufactured goods.

     1.12.  Rent and Other Charges Payable Tenant.
            -------------------------------------

            (a) Base Rent. Monthly Base Rent shall be payable during the Lease Term in the following amounts:

                 -----------------------------------------------------------
                                     Annual Rate
                    Period         Per Square Foot      Monthly Base Rent
                    ------         ---------------      -----------------
                 -----------------------------------------------------------
                    Year 1               $2.00             $5,000.00
                    Year 2                3.00              7,500.00
                    Year 3                4.00             10,000.00
                    Year 4                5.00             12,500.00
                    Year 5                6.00             15,000.00
                    Year 6                6.50             16,250.00
                    Year 7                7.00             17,500.00
                 -----------------------------------------------------------

     4.02.  Real Property Taxes.
            --------------------

            (b) "Real property tax" shall not include any penalty or interest assessed with regard to the late payment of taxes unless Tenant fails to timely pay any of its share of the real property taxes upon which such penalty or interest was assessed.

     4.03.  Utilities.  If there occurs any failure or interruption of any
            ---------
utility service being furnished to the Property, and such failure or interruption renders it reasonably impracticable from the standpoint of prudent business management to operate Tenant's business upon the Property for a period of more than sixty (60) days in any year, then Tenant may, at its option, terminate this Lease by giving Landlord written notice thereof during the period of such failure or interruption.

     4.04.   Insurance Premiums.
             ------------------

     (a) Subject to Landlord's review and written approval, which will not be unreasonably withheld, such policy or policies may be maintained as a component part of a blanket policy of comprehensive public liability and property damage insurance maintained by B. F. Goodrich.

     (c)(ii) In determining the increase of insurance premiums over the Base Premiums pursuant to this Paragraph 4.04(c)(ii), Landlord shall credit such increase with any and all applicable insurance premium rebates or refunds received during the year.

     4.05.   Common Area; Use, Maintenance and Costs.
             ---------------------------------------

             (c)  Vehicle Parking.  As part of the number of vehicle parking
                  ---------------
     spaces allocated to Tenant in Section 1.11, Tenant shall be allowed the exclusive (as to all other tenants of the Project) right to use the parking spaces highlighted in green on the attached Exhibit A.
                                                 ---------

             (d)  Maintenance of Common Areas.  Landlord shall operate the
                  ---------------------------
     Project as a first-class industrial/commercial real property development, comparable to other projects in the Walnut Creek Business Park in Austin, Texas.

             (e)  Tenant's Share and Payment.  For the purpose of calculating
                  --------------------------
     the increase in Common Area costs reimbursable by Tenant under this Lease, it is agreed that the total Common Area costs for any year may not exceed one hundred fifteen percent (115%) of the Common Area costs for the prior year. Tenant shall not be obligated to pay any part of an actual increase in costs which exceeds such limitation.

     Notwithstanding anything to the contrary contained in this Lease, including, without limitation, Section 4.02, Section 4.04 and Section 4.05(d), Tenant shall not have any obligation to pay any portion of any increase in the Common Area costs, taxes or insurance premiums incurred by Landlord in connection with the Property or the Project until the total of the Common Area costs, taxes and insurance premiums incurred by Landlord exceed the greater of
(i) $1.20 per square foot of floor area in the Property, or (ii) the costs incurred by Landlord for the operation and maintenance of the Common Areas during the calendar year 1990. Thereafter, Tenant shall pay its pro rata share of the increased cost to Landlord of such matters which exceeds the greater of
(i) or (ii) above. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no obligation to pay any Common Area costs, taxes or insurance premiums incurred by Landlord in connection with the Property during calendar year 1990.

     4.06.   Late Charges.  Tenant shall be allowed, free of any late charge,
             ------------
to make no more than two (2) late payments in any twelve (12) month period; provided, however, that if Landlord does not receive any rent payment by the twentieth (20th) date of the month, Tenant shall pay Landlord a late charge equal to three percent (3%) of the overdue amount, regardless of the number of late payments made.

     5.03.   Signs and Auctions.  Tenant shall have the right, at its cost and
             ------------------
expense, to utilize one-third (1/3) of the existing monument sign for the Project, and shall have the right to utilize an additional one-third (1/3) of such sign for each additional building which Tenant may lease from Landlord in the future. The color, location, size and overall design of Tenant's signage to be located upon such monument sign shall be subject to the prior review and approval of Landlord, such approval not to be unreasonably withheld.

     5.04.   Indemnity.  Landlord shall indemnify Tenant against and hold
             ---------
Tenant harmless from any and all costs, claims or liability arising from: (a) anything done by Landlord in or about the Project; (b) any breach or default in the performance of Landlord's obligations under this Lease; (c) any misrepresentation, default or breach of warranty by Landlord under this Lease; or (d) other acts or omissions of Landlord. Landlord shall defend Tenant against any such costs, claim or liability at Landlord's expense with counsel reasonably acceptable to Tenant or, at Tenant's election, Landlord shall reimburse Tenant for any reasonable legal fees or costs incurred by Tenant in connection with any such claim. As between Tenant and Landlord, and except as otherwise expressly provided in this Lease, Landlord hereby assumes all risk of damage to its property or injury to Landlord, its employees and agents, in or about any part of the Project (other than the Property) arising from any cause, and Landlord hereby waives all claims in respect thereof against Tenant, except for any claim arising out of Tenant's gross negligence or willful misconduct.
In any provision in this Section 5.04 relating to the conduct, acts or omissions of Landlord, the term "Landlord" shall include Landlord's agents, employees, contractors, invitees, successors or others using the Property with Landlord's express or implied permission, but shall not include any other tenant of the Project or such tenant's agents, employees, invitees or successors.

     The indemnity made by Tenant in favor of Landlord in this Section 5.04 shall not apply to any matters the liability for which Tenant is indemnified by Landlord pursuant to Section 16.01. Likewise, the indemnity made by Landlord in favor of Tenant in this Section 5.04 shall not apply to any matters the liability for which Landlord is indemnified by Tenant pursuant to Section 16.01.

     5.05.   Landlord's Access.  Tenant may, from time to time, designate
             -----------------
certain areas within the Property as "restricted areas," due to the confidential nature of the activities or processes taking place within such areas. Landlord shall give Tenant at least seventy-two (72) hours' prior notice of its intent to enter upon any restricted areas within the Property, and shall give Tenant twenty-four (24) hours' prior notice of its intent to enter upon any other part of the Property.

     6.01.   Existing Conditions.  Tenant accepts the Property subject to all
             -------------------
of the encumbrances, easements, restrictive covenants and other matters more particularly described in Exhibit B attached to this Lease.
                          ---------

     6.03.   Tenant's Obligations.
             --------------------

             (a) Tenant shall not be obligated to maintain a preventative maintenance contract with respect to the heating and air conditioning system until the last year of the term of this Lease

     6.04.   Landlord's Obligations.
             ----------------------

             (a) In addition to and inclusive of the above, Landlord shall keep in good order, condition and repair all structural elements of the Property other than those structural elements, if any, which are to be maintained by Tenant by the express terms of this Lease. Landlord shall commence making repairs under this Section within thirty (30) days after receipt of written notice from Tenant of the need for such repairs, and shall diligently prosecute the same to completion within sixty (60) days after receipt of such written notice.

     6.05.   Alterations, Additions and Improvements.  Failure of Landlord to
             ---------------------------------------
object to any proposed alterations, additions or improvements within fifteen
(15) working days after receipt by Landlord of written request for consent to the same shall be deemed to constitute approval and consent.

     6.06.   Condition Upon Termination.  Provided that Tenant is not then in
             --------------------------
default under this Lease, Tenant shall have the right to remove from the Property all of Tenant's movable trade fixtures located thereon. In addition, and regardless of whether Tenant is in default under this Lease, Landlord may require Tenant to remove any and all such movable trade fixtures (whether or not installed with Landlord's consent) upon termination of the Lease. Such trade fixtures shall be deemed "movable" only if they can be removed without material damage to the Property. Any trade fixtures so removed shall be removed at Tenant's expense, and Tenant shall repair, at its expense, any damage to the Property caused by or connected with such removal.

     ARTICLE EIGHT:  Condemnation.  If (i) more than twenty percent (20%) of the
     -------------   ------------
number of parking spaces allocated to Tenant pursuant to Section 1.11 are taken and Landlord does not elect to reallocate parking spaces or construct new parking spaces to replace the spaces taken, or (ii) the main entryway or the loading dock to the Property is taken so as to make it reasonably impracticable from the standpoint of prudent business management to operate Tenant's business upon the Property, then Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to Landlord within thirty (30) days after receipt of written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority takes possession). If Tenant does not so terminate this Lease, then the Base Rent shall be reduced by an equitable amount agreed to between Landlord and Tenant; provided, however, that if, within sixty (60) days after receipt of written notice of such taking (or in the absence of such notice, with 60 days after the condemning authority takes possession), Landlord and Tenant fail to agree upon the amount of Base Rent payable after condemnation, then either Landlord or Tenant may thereafter terminate this Lease by delivering written notice to the other within ninety (90) days after receipt of written notice of such taking (or in the absence of such notice, within ninety (90) days after the condemning authority takes possession). If Landlord elects to reallocate parking spaces or construct new parking spaces to replace those taken, it shall give Tenant notice thereof. The location of such spaces shall be subject to the approval of Tenant, not to be unreasonably withheld. Landlord shall accomplish such reallocation or construction within sixty (60) days after Landlord and Tenant agree upon the amount of Base Rent payable after condemnation.

     9.06.   Excess Profits.  No such excess shall be payable by Tenant with
             --------------
respect to an assignment of this Lease to Tenant's Affiliate pursuant to Section
9.02 of this Lease.

     13.03(c)    Upon execution of this Lease, Tenant shall deposit with
Landlord a security deposit in the form of an unconditional, irrevocable letter of credit in favor of Landlord in the amount of Twenty-Five Thousand and No/100 Dollars ($25,000.00), issued by a federally insured national bank in the Austin, Texas area reasonably acceptable to Landlord, and expiring no earlier than June 1, 1992. At any time after the occurrence of a material default by Tenant under
Section 10.02 of this Lease, Landlord may present such letter of credit, draw upon the same, and hold and/or apply the proceeds thereof as set forth herein. Landlord may apply all or part of such security deposit funds to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the security deposit, Tenant shall restore the security deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the security deposit. Landlord shall not be required to keep any security deposit funds separate from its other accounts, and no trust relationship is created with respect to the security deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it during the first year of the term hereof, Tenant may, at its option, replace the letter of credit serving as the security deposit with a similar letter of credit in the amount of Twelve Thousand Five Hundred and No/100 Dollars ($12,500.00). Upon receipt of such replacement letter of credit, Landlord will return to Tenant the original $25,000.00 letter of credit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it through the end of the second year of the term hereof, the letter of credit serving as the security deposit, or any balance thereof, shall be returned to Tenant thereafter.

     16.01.  Hazardous Waste Activity.  In the event that any claim is made
             ------------------------
with respect to hazardous waste, as defined in this Section 16.01, existing on, in or under the Property, or any portion thereof, on or before the date of execution of this Lease, by any governmental entity or person or persons, then Landlord agrees to indemnify, defend, protect and hold Tenant harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' and experts' fees and disbursements) which may at any time be imposed upon, incurred by, or asserted or awarded against Tenant and arising from or out of:

            (i) any hazardous waste on, in, under or affecting all or any portion of the Property or any surrounding area on or before the date of execution of this Lease (existing hazardous waste); or

             (ii) the enforcement of this Section or the assertion by Landlord of any defense to its obligations hereunder.

     Such liabilities shall include, without limitation:

             (i) the costs of removal of any and all such existing hazardous waste from any and all portions of the Property or any surrounding area;

             (ii) the costs required to take necessary precautions to protect against the release of such existing hazardous waste on, in, under or affecting the Property into the air, any body of water, any other public domain or any surrounding area;

             (iii) costs incurred to comply with all applicable laws, ordinances, orders, judgments, consent decrees and regulations with respect to such existing hazardous waste; and

             (iv) costs incurred to remediate past releases of such existing hazardous waste on, in, under, or affecting all or any portion of the Property, including, without limitation, any costs or claims relating to natural resources damages.

     The liability of Landlord under this Section may not be changed, waived, discharged or terminated orally, by telephone or by any other means, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     This Section shall be binding upon and inure to the benefit of Tenant and Landlord and their respective heirs, personal representatives, successors and assigns, including, without limitation, any affiliate of Tenant which acquires all or a part of the Property by any sale, assignment or otherwise.

     FREE RENT:  As further consideration for the execution of this Lease and
     ---------
the performance of all obligations to be performed by Tenant under this Lease, Landlord shall permit Tenant free Base Rent for the period commencing September 1, 1990, to and including February 28, 1991 (the "Free Rent Period"). The Free Rent Period shall be subject to all of the provisions, terms, covenants and conditions of this Lease except for the payment of Base Rent. The provisions hereof shall not affect the termination date of the Lease. Base Rent referred to in this Paragraph shall not include any utilities, late charges or any other additional charges under the Lease which must be paid during the Free Rent Period.

     MISCELLANEOUS OBLIGATIONS OF LANDLORD:  Within sixty (60) days after the
     -------------------------------------
commencement date of this Lease, Landlord shall paint the exterior of Buildings I, II and III located at 1611 Headway Circle, Austin, Texas. Such painting shall be in accordance with a color scheme agreed to by Landlord and Tenant.

     RIGHT TO TERMINATE LEASE IN CERTAIN EVENTS:  Notwithstanding anything to
     ------------------------------------------
the contrary contained in the Lease, and except for events covered by Section
7.02 and/or ARTICLE EIGHT of the Lease (which Section 7.02 and/or ARTICLE EIGHT shall govern and control with regard to such events), if (i) there occurs any damage to the Property or there exists any other situation, which damage or situation, Landlord is required by the terms of this Lease to remedy or repair, and (ii) the damage or situation renders it reasonably impracticable from the standpoint of prudent business management to operate Tenant's business upon the Property, and (iii) Tenant has in fact ceased operating its business upon the Property because of such damage or situation, then Tenant may give Landlord written notice thereof, specifying in detail the damage or situation complained of, and stating Tenant's intention to terminate the Lease if such damage or situation is not repaired or remedied. If Landlord fails to repair or remedy such damage or situation, so that it becomes reasonably practicable from the standpoint of prudent business management to operate Tenant's business upon the Property, within one hundred twenty (120) days from the date of such notice, Tenant may, at its option, terminate this Lease by giving Landlord written notice thereof prior to the time such damage or situation is repaired or remedied. The 120-day cure period referenced in this paragraph shall not be subject to extension pursuant to any provision of this Lease, including, without limitation, Sections 13.03(b) and 13.13.

     REIMBURSEMENT OF CONSTRUCTION COSTS:  Tenant shall be entitled to make
     -----------------------------------
alterations, additions and improvements to the Property in accordance with
Section 6.05 of this Lease. Provided that Tenant is not then in default under the terms of this Lease and has provided Landlord with releases of lien executed by all persons who have provided services, labor or materials with respect to such improvements, together with bills-paid affidavits, invoices, supporting documentation and such other documents and information as Landlord may reasonably require, Landlord will reimburse Tenant for up to Two Hundred Thousand and No/100 Dollars ($200,000.00) of costs paid by Tenant in making such alterations, additions or improvements. Such amount shall be reimbursed within fifteen (15) working days after Landlord receives written request therefor in accordance with the terms of this Paragraph. In connection with Tenant's construction of the improvements to the Property, Landlord, at its sole cost and expense, shall make electricity, water, wastewater, gas and telephone service available to the Property in the same quantities and in the same capacities as are currently available to Building I at 1611 Headway Circle, Austin, Texas, which is adjacent to Building II (although all such quantities and capacities may not be subjected to use at the present time by Tenant).

     RENEWAL OPTION:  If, (i) at the time Tenant notifies Landlord of its
     --------------
intention to renew (as provided below) and (ii) on the applicable expiration date of the Lease Term, Tenant is not in default of any of the terms, conditions or covenants of this Lease, Tenant, but not any assignee or subtenant of Tenant (other than Tenant's Affiliate or an assignee or subtenant consented to by Landlord in writing), is hereby granted two (2) successive options to renew this Lease for an additional term of five (5) years each upon the same terms and conditions contained in this Lease with the following exceptions:

     (a) The first renewal option term will contain only one further five-year renewal option, and the second renewal option term will contain no further renewal options, unless expressly granted by Landlord in writing;

     (b) The rental for the renewal option term shall be based on then prevailing market rental rates for properties of equivalent quality, size, utility and location, with the length of the renewal option term and credit standing of the Tenant to be taken into account;

     (c) Tenant shall not be entitled to and shall not receive any credits for leasehold improvements; and

     (d) Tenant shall not be entitled to and shall not receive any abatement of Base Rent or Additional Rent, except as provided for in Section 7.05 and ARTICLE EIGHT of this Lease.

If Tenant desires to renew this Lease under the first renewal option, Tenant must notify Landlord in writing of its intention to renew on or before the date which is at least six (6) months prior to the expiration date of this Lease. If Tenant desires to renew this Lease under the second renewal option, Tenant must notify Landlord in writing of its intention to renew on or before the date which is at least six (6) months prior to the expiration date of this Lease, as extended by the first renewal. If Tenant fails to renew this Lease pursuant to the first renewal option, both the first and second renewal options shall terminate and expire. After receipt of notice of Tenant's intention to renew this Lease, Landlord shall, within the next fifteen (15) working days, notify Tenant in writing of the proposed renewal rental rate and Tenant shall, within the next fifteen (15) working days (the "Second Fifteen Day Period") following receipt of the proposed renewal rental rate, notify Landlord in writing of Tenant's acceptance or rejection of the proposed renewal rental rate. If Tenant notifies Landlord of Tenant's acceptance of the proposed renewal rental rate on or before the last day of the Second Fifteen Day Period, this Lease shall be extended as provided herein, unless Tenant is in material default of any of the terms, conditions or covenants of this Lease (as set forth in Section 10.02 hereof) on the applicable expiration date of this Lease, in which event this Lease shall end on such expiration date.

     If Tenant fails to accept Landlord's proposed renewal rental rate within the Second Fifteen Day Period, and the parties are not otherwise able to agree upon the prevailing market rental rate within the Second Fifteen Day Period, Landlord and Tenant shall, within ten (10) days following the expiration of the Second Fifteen Day Period, each select a disinterested third party appraiser, and the two appraisers shall jointly attempt to determine the rental rate applicable to the renewal term. If either party fails to appoint an appraiser within the time period indicated above, the decision of the sole appraiser appointed shall be binding upon the parties. If the two appraisers are not able to jointly agree upon the applicable renewal rental rate within thirty (30) days following their appointment, the two appraisers shall appoint a third disinterested and qualified appraiser, and the decision of any two of the three appraisers shall be binding upon the parties. If any two of the three appraisers are not able to agree upon the applicable renewal rental rate within fifteen (15) days after the appointment of the third appraiser, then the applicable renewal rental rate shall be the average of the two closest appraisals. The appraisers selected shall be professional appraisers who are either Members of the Appraisal Institute (MAI) or Senior Real Estate Analysts
(SREA), and shall be familiar with rental values in the Austin, Texas community. Landlord and Tenant shall bear the expense of the appraiser appointed by each of them, and the expense of the third appraiser shall be shared equally by Landlord and Tenant.

     CONFIDENTIALITY AGREEMENT: Reference is herein made to that certain Confidentiality Agreement of even date herewith by and between Landlord and Tenant, which is incorporated herein for all purposes. Landlord and Tenant hereby agree to abide by all the terms and provisions of said Confidentiality Agreement.

     EXECUTED as of the 4th day of May, 1990.


                                        LANDLORD:
                                        --------

                                        AUGUST PROPERTIES FUND 82 and
                                        AUGUST PROPERTIES FUND III, by
                                        their duly authorized agent:

                                                PROVINE & ASSOCIATES


                                                By:  /s/ Forbes W. Burdette
                                                     ---------------------------
                                                         Forbes W. Burdette,
                                                         Vice President


                                        TENANT:
                                        ------

                                        DTM CORPORATION, a Texas corporation



                                        By: /s/  Paul McClure
                                           -------------------------------------
                                            Name:  Paul F. McClure
                                                 -------------------------------
                                            Title:  President
                                                  ------------------------------

                             RIGHT OF FIRST REFUSAL
                             ----------------------
                                  (Building I)

     THIS RIGHT OF FIRST REFUSAL (this "Agreement") is made and entered into by and between AUGUST PROPERTIES FUND III and AUGUST PROPERTIES FUND II (collectively, "Owner") and DTM CORPORATION, a Texas corporation ("DTM").

                                R E C I T A L S
                                ---------------

     A. Pursuant to an Industrial Real Estate Lease of even date with this Agreement (the "Lease"), August Properties Fund III and August Properties Fund 82, as Landlord, have leased to DTM, as Tenant, a building more particularly described in the Lease and known as Building II, said Building II being adjacent to the land owned by Owner, being more particularly described in Exhibit A
                                                                 ---------
attached hereto and made a part hereof for all purposes (the "Property"), upon which is located a building known and referred to herein as "Building I."

     B. Contemporaneously with the execution of this Agreement, Owner and DTM have also executed and entered into that certain Option and Right of First Refusal (Building III) covering the building ("Building III") and certain parking spaces which are located immediately adjacent to the southeasterly corner of Building I (the "Building III Option").

     C. In connection with its execution of the Lease, DTM has requested the right of refusal to lease Building I, and Owner is willing to give DTM the same, upon the terms, covenants and conditions set forth herein.

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, for and in consideration of the mutual terms, covenants and conditions set forth herein, $100.00 paid by DTM to Owner, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. If, from and after the date hereof but prior to July l, 1995, Owner receives a bona fide third party offer to lease all or any part of Building I upon terms and conditions acceptable to Owner, and which Owner desires to accept (a "Third Party Offer"), then, provided that the Lease is in force and there has occurred no material default of DTM thereunder or under any lease of Building III which has not been cured by DTM and the cure accepted by the Landlord thereunder (if such cure occurs after the date DTM is permitted to cure such default under the terms of either such lease, as applicable), Owner shall give DTM written notice of such Third Party Offer, including the material terms and conditions thereof. DTM may, at its option, within ten (10) business days after delivery of such Third Party Offer, elect to lease that part of Building I subject to the Third Party Offer (the "Offered Property"), pursuant to the terms of the Third Party Offer. If DTM elects to lease the Offered Property, DTM shall give Owner written notice of such election within such ten (10) business day period. DTM shall thereafter validly and unconditionally execute and deliver a written lease evidencing the terms of such lease. If DTM fails to timely elect to lease the Offered Property pursuant to this Paragraph l, then Owner shall thereafter have the right to lease the Offered Property to others in accordance with the terms of such Third Party Offer, or upon terms more favorable to Owner. If Owner so leases the Offered Property to others, the right of refusal contained in this Agreement shall cease and terminate as to such Offered Property unless and until such third party lease is cancelled or terminated as to the Offered Property, whereupon the right of refusal contained in this Agreement shall be reinstated, and shall apply to any subsequent Third Party Offer for such space made prior to the date of termination of this Agreement. Notwithstanding anything herein to the contrary, this right of refusal shall terminate for all purposes on June 30, 1995.

     2. As used herein, the term "Other Lease" shall mean that certain Industrial Real Estate Lease by and between Owner and Macro Electronics Corporation, dated November 6, 1989, fully executed by the parties on February 23, 1990, the initial term of which expires on May 31, 1995, and which contains one option to extend the term of said lease for an additional five (5) year period. Owner shall have the unencumbered right to extend the term of the Other Lease beyond the term called for therein without the consent of DTM.

     3. Owner shall deliver to DTM, contemporaneously with the execution and delivery of the Lease of Building I (a) a Mutual Recognition and Attornment Agreement in the form attached hereto as Exhibit B, or in some other form
                                         ---------
reasonably requested by a lienholder, fully executed and acknowledged by each lienholder holding liens or security interests covering the Property, or any portion thereof, (b) a Confidentiality Agreement in the form attached hereto as Exhibit C, executed by the then owner of the Property, and (c) a Memorandum of
- ---------
Lease in the form attached hereto as Exhibit D.  DTM may record such Mutual
                                     ---------
Recognition and Attornment Agreement and Memorandum of Lease in the Real Property Records of Travis County, Texas, and DTM agrees, upon expiration or termination of any option or right referenced in any of such instruments to execute and deliver to Owner an instrument in recordable form acknowledging such expiration or termination.

     4. All notices, requests, demands, elections, offers, acceptances and other communications which the parties hereto may be required or permitted to give hereunder shall be in writing, addressed to the party to whom given at the address set forth below (or such other address as may be designated by written notice served on the other party), and shall be deemed properly served and received when delivered by hand to the party to whose attention it is directed, or if mailed, 24 hours after depositing the same in the United States Mail, postage prepaid, registered or certified, return receipt requested, or 24 hours after depositing the same with a commercial carrier guaranteeing next day delivery. For the purpose of notice, the addresses of the parties shall be as follows:

Owner:                  August Properties Fund III and
                        August Properties Fund II
                        c/o Provine & Associates
                        2361 Campus Drive, Suite 204
                        Irvine, California 92715

With copy to:           Mr.  William G.  Shown
                        Foster, Lewis, Langley, Gardner &
                          Banack, Incorporated
                        1100 NBC Bank Plaza
                        112 East Pecan Street
                        San Antonio, Texas 78205-1533

DTM:                    DTM Corporation
                        1611 Headway Circle, Building II
                        Austin, Texas 78754

With copy to:           Mr.  J.  Brian Sokolik
                        Vinson & Elkins
                        First City Centre
                        816 Congress Avenue
                        Austin. Texas 78701-2496

     5. At any time prior to the date when DTM is required to exercise the right of first refusal contained in Paragraph 1 above, DTM and its contractors, employees and affiliates shall have the right to go onto the Property and into Building I (but not Building III, the right of entry to which is covered by a separate agreement) to perform environmental site testing as well as an engineering inspection. In connection with such environmental site testing and engineering inspections: (a) all such parties may obtain soil samples, ground water table samples and other samples of the Property to-tether with samples of materials used in Building I to ascertain the presence of hazardous substances and other matters; (b) Owner, upon the request of DTM, shall deliver to DTM copies of plans, drawings and specifications that Owner possesses with regard to Building I; (c) the written results of such environmental site testing shall be addressed to Owner and DTM, and DTM shall pay all costs associated with such environmental site testing; and (d) all such tests which involve the entry into Building I shall be scheduled by a party appointed by Owner, and conducted by DTM or its contractors in a manner that will not unreasonably interfere with such tenants and which will not violate the terms of such tenants' leases. DTM shall (i) indemnify and hold harmless owner from and against all costs, claims, and causes of action relating to any damage or injury which occurs in Building I or any of the parking lots adjacent thereto and which result from the actions of DTM or its contractors in connection with such inspections and (ii) cause all damage to the Property or Building I which results from the actions of DTM or its contractors in connection with such inspections to be repaired so that the Property and Building I shall be returned as nearly as reasonably practical to the condition existing prior to such inspections.

     6. Notwithstanding anything to the contrary contained herein, all rights of DTM under this Agreement are subordinate and inferior to an existing first right of refusal in favor of American Microelectronics, Inc. ("AMI"), which existing right of refusal is more particularly set forth in that certain Lease Extension dated December 5, 1989, by and between AMI and Owner. Should such existing first right of refusal be in force at the time Owner desires to accept a Third Party Offer, and should AMI elect to accept such Third Party Offer in accordance with the terms of such existing first right of refusal, (i) DTM shall have no right to lease from Owner, and Owner shall have no obligation to lease to DTM, the Offered Property subject to such Third Party Offer, and (ii) the right of refusal contained in this Agreement shall cease and terminate as to such Offered Property unless and until such lease to AMI is cancelled or terminated as to such Offered Property, whereupon the right of refusal contained in this Agreement shall be reinstated (subordinate and inferior to the first right of refusal in favor of AMI, if the same is then still in force and effect), and shall apply to any subsequent Third Party Offer made prior to the date of termination of this Agreement.

     7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. DTM may not assign its rights hereunder to any party other than a permitted and actual assignee of its rights under the Lease.

     EXECUTED as of the 4th day of May, 1990.

                              OWNER:
                              -----

                              AUGUST PROPERTIES FUND III and
                              AUGUST PROPERTIES FUND II, by
                              their authorized agent:

                                    PROVINE & ASSOCIATES


                                    By: /s/ Forbes W. Burdette
                                       ------------------------------------
                                           Forbes W. Burdette,
                                           Vice President


                                         [Signatures continued on next page]